EXHIBIT 24
POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Core Molding Technologies, Inc., a Delaware corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 2022, hereby constitutes and appoints David L. Duvall and John P. Zimmer, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same with all exhibits and financial statements and schedules thereto, and other documents in connection therewith, including any amendment thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 8th day of March 2023.

/s/ Sandra L. Kowaleski
Sandra L. Kowaleski
Director

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Core Molding Technologies, Inc., a Delaware corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 2022, hereby constitutes and appoints David L. Duvall and John P. Zimmer, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same with all exhibits and financial statements and schedules thereto, and other documents in connection therewith, including any amendment thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 8th day of March 2023.

/s/ Thomas R. Cellitti
Thomas R. Cellitti
Director

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Core Molding Technologies, Inc., a Delaware corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 2022, hereby constitutes and appoints David L. Duvall and John P. Zimmer, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same with all exhibits and financial statements and schedules thereto, and other documents in connection therewith, including any amendment thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 8th day of March 2023.

/s/ James F. Crowley
James F. Crowley
Director

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Core Molding Technologies, Inc., a Delaware corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 2022, hereby constitutes and appoints David L. Duvall and John P. Zimmer, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same with all exhibits and financial statements and schedules thereto, and other documents in connection therewith, including any amendment thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 8th day of March 2023.

/s/ Ralph O. Hellmold
Ralph O. Hellmold
Director

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Core Molding Technologies, Inc., a Delaware corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 2022, hereby constitutes and appoints David L. Duvall and John P. Zimmer, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same with all exhibits and financial statements and schedules thereto, and other documents in connection therewith, including any amendment thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 8th day of March 2023.

/s/ Andrew O. Smith
Andrew O. Smith
Director

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Core Molding Technologies, Inc., a Delaware corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 2022, hereby constitutes and appoints David L. Duvall and John P. Zimmer, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same with all exhibits and financial statements and schedules thereto, and other documents in connection therewith, including any amendment thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 8th day of March 2023.

/s/ Matthew E. Jauchius
Matthew E. Jauchius
Director